U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
       Date of Report (Date of earliest event reported): February 5, 2003

                           THAON COMMUNICATIONS, INC.
             (Exact Name of Registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

      000-30583                                         87-0622329
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

       130 South Halcyon Street, Suite C4, Arroyo Grande, California 93420
       -------------------------------------------------------------------
                   (Address of Principal or Executive Offices)

                                 (805) 547-3900
                                 --------------
                         (Registrant's Telephone Number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

The Company issued a press release today announcing that its Shareholders and Board of Directors had approved a dividend of 300,000 shares of common stock of Legal Broadcast Company ("LBC"), which represents the Company's 15% ownership interest in LBC, to all of the Company's shareholders of record as of Friday, February 14, 2003, on a pro rata proportion basis. These 300,000 shares represent all of the remaining interest that the Company holds in LBC. The dividend will be paid when the LBC shares have been registered with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

99.1 Press release dated February 5, 2003, issued by Thaon Communications, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THAON COMMUNICATIONS, INC.,
                                            a Nevada corporation


                                            /s/   Adam Anthony
                                            ------------------------------
                                            By:   Adam Anthony
                                            Its:  President

Date: February 5, 2003

Exhibit 99.1

COMMUNICATIONS ANNOUNCES REVISED RECORD DATE FOR LBC STOCK DIVIDEND

San Luis Obispo, CA-- February 5, 2003, Thaon Communications, Inc. (OTC BB:
THON) announced today that it has revised the record date for dividend of 300,000 shares, which represents Thaon's 15% ownership interest in Legal Broadcast Company (LBC).

The dividend will be for the benefit of all shareholders of record as of February 14, 2003. The record date for the dividend had previously be set as Friday, January 24, 2003. The revision was due to administrative and compliance issues and is not expected to be revised again. The payment date for the dividend is pending SEC effectiveness for the registration of the LBC shares.

The 300,000 shares represent all of the remaining interest that Thaon holds in LBC.

Contact:    Adam Anthony, Voice: 805-547-3900, Email: IR@Thaon.net

Note: Any statements released by Thaon Communications that are forward-looking, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act. Editors and investors are cautioned that forward-looking statements invoke risk and uncertainties that may affect the Company's business prospects and performances. These include economic, competitive, governmental, technological and other factors discussed in the statements and in the Company's filings with the Securities and Exchange Commission.

Source: Thaon Communications